Investments in and Advances to Equity Accounted Investments	9 Months Ended
Sep. 30, 2018
Equity Method Investments and Joint Ventures [Abstract]
Investments in and Advances to Equity Accounted Investments
Investments in and Advances to Equity-Accounted Investments

	As at September 30, 2018	As at December 31, 2017
	$	$
High-Q Joint Venture	24,811	24,546
Gemini Tankers L.L.C.	—	914
Total	24,811	25,460

a.
The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one Very Large Crude Carrier (or VLCC), which traded on a fixed time charter-out contract that expired in May 2018. Under the fixed contract, the vessel earned a daily rate and an additional amount if the daily rate of sub-charters exceeded a certain threshold. The VLCC completed its dry dock in July 2018 and subsequently began trading on spot voyage charters in a pooling arrangement managed by a third party.

As at September 30, 2018, the High-Q joint venture has a loan outstanding with a financial institution with a balance of $38.7 million (December 31, 2017 – $42.7 million). The loan is secured by a first-priority mortgage on the VLCC owned by the High-Q joint venture and 50% of the outstanding loan balance is guaranteed by the Company. The High-Q joint venture also had an interest rate swap agreement that expired in June 2018. The interest rate swap exchanged a receipt of floating interest based on 3-months LIBOR for a payment of a fixed rate of 1.47% every three months.

b.
In January 2014, the Company and Teekay formed TIL, which owned and operated conventional tankers. The Company purchased 2.5 million shares of TIL common stock for $25.0 million and received a stock purchase warrant entitling it to purchase up to 750,000 additional shares of common stock of TIL (note 9). The Company also received one preferred share which entitled the Company to elect one board member of TIL. The preferred share did not give the Company a right to any dividends or distributions of TIL.

On May 31, 2017, the Company entered into a Merger Agreement to acquire the remaining 27.0 million issued and outstanding common shares of TIL, by way of a share-for-share exchange of 3.3 shares of Class A common stock of the Company for each outstanding share of TIL common stock not owned by the Company. Prior to the completion of the merger, the Company accounted for its 11.3% investment in TIL using the equity method. As the Company then accounted for its investment in TIL under the equity method, the Company was required to remeasure its previously held equity investment to fair value at the acquisition date. Based on the then pending transaction, the Company recognized an other than temporary impairment and remeasured its investment in TIL to fair value during the second quarter of 2017 based on the TIL share price at June 30, 2017, resulting in a write-down of $28.1 million presented in equity (loss) income on the consolidated statements of loss. On November 27, 2017, the Company completed the merger with TIL and the Company remeasured its equity investment in TIL to fair value based on the relative share exchange value at the date of the acquisition, which resulted in the recognition of a gain of $1.4 million presented in equity (loss) income on the consolidated statements of loss.

c.
On May 31, 2017, the Company purchased from Teekay the remaining 50% interest in TTOL, which owns conventional tanker commercial management and technical management operations and directly administers four commercially managed RSAs, for $39.0 million, which included $13.1 million for assumed working capital (note 4). Prior to the May 31, 2017 purchase, the Company equity-accounted for its initial 50% interest in TTOL.